Ref. No./編號:

Tenancy Agreement
租約

An Agreement made the day of , between the Landlord and the Tenant as more particularly described in Schedule I.
此合約由業主及租客(雙方資料詳列於附表一)於 2022 年2月16日訂立。

The Landlord shall let and the Tenant shall take the Premises for the Term and at the Rent as more particularly described in Schedule I and both parties agree to observe and perform the terms and conditions as follows:-
業主及租客雙方以詳列於附表一的租期及租金分別租出及租入詳列於附表一的物業，並同意遵守及履行下列條款:-

1. The Tenant shall pay to the Landlord the Rent in advance on the first day of each and every calendar month during the Term. If the Tenant shall fail to pay the Rent within 7 days from the due date, the Landlord shall have right to institute appropriate action to recover the Rent and all costs, expenses and other outgoings so incurred by the Landlord in relation to such action shall be a debt owed by the Tenant to the Landlord and shall be recoverable in full by the landlord.
租客須在租期內每個月份第一天上期繳付指定的租金予業主。倘租客於應繳租金之日的七天內仍未清付該租金，則業主有權採取適當行動追討租客所欠的租金而由此引起的一切費用及開支將構成租客所欠業主的債項，業主將有權向租客一併追討所欠款項全數。

2. The Tenant shall not make any alteration and / or additions to the Premises without the prior written consent of the Landlord, which consent shall not be unreasonably withheld.
租客在沒有業主書面同意前，不得對該物業作任何改動及/或加建，惟業主不得無理拒絕給予租客有關的同意書。

3. The Tenant shall not assign, transfer, sublet or part with the possession of the Premises or any part thereof to any other person. This tenancy shall be personal to the Tenant named herein.
租客不得轉讓、轉租或分租該物業或其任何部份或將該物業或其任何部分的佔用權讓予任何其他人等。此租約權益將為租客個人擁有。

4. The Tenant shall comply with all ordinances, regulations and rules of Hong Kong and shall observe and perform the covenants, terms and conditions of the Deed of Mutual Covenant and Sub-Deed of Mutual Covenant (if any) relating to the Premises. The Tenant shall not contravene any negative or restrictive covenants contained in the Government Lease(s) under which the Premises are held from the Government.
租客須遵守香港一干法律條例和規則及該物業所屬的大廈有關的公契內的條款。租客亦不可違反屬該物業地段內的官批地契上的任何制約性條款。

5. The Tenant shall during the Term pay and discharge all charges in respect of water, electricity, gas and telephone and other similar charges payable in respect of the Premises.
租客須在租約期內清繳一切有關該物業的水費、電費、煤氣費、電話費及其他類似的雜費等。

6. The Tenant shall during the Term keep the interior of the Premises in good and tenantable repair and condition (fair wear and tear and damage caused by inherent defects excepted) and shall deliver up vacant possession of the Premises in the same repair and condition on the expiration or sooner determination of this Agreement.
租客須在租約期內保持物業內部的維修狀態良好(自然損耗及因固有的缺陷所產生的損壞除外)並須於租約期滿或終止時將物業在同樣的維修狀態下交吉交回業主。

7. The Tenant shall pay to the Landlord the Security Deposit set out in Schedule I for the due observance and performance of the terms and conditions herein contained and on his part to be observed and performed. Provided that there is no antecedent breach of any of the terms and conditions herein contained, the Landlord shall refund the Security Deposit to the Tenant without interest within 30 days from the date of delivery of vacant possession of the Premises to the Landlord or settlement of any outstanding payment owed by the Tenant to the Landlord, whichever is

later. If the Rent and/or any charges payable by the Tenant hereunder or any part thereof shall be unpaid for seven(7) days after the same shall become payable (whether legally demanded or not) or if the Tenant shall commit a breach of any of the terms and conditions herein contained, it shall be lawful for the Landlord at any time thereafter to re-enter the Premises whereupon this Agreement shall absolutely determine and the Landlord may deduct any loss or damage suffered by the landlord as a result of the Tenant's breach from the Security Deposit without prejudice to any other right of action or any remedy of the Landlord in respect of such breach of the Tenant.
租客須交予業主保証金 (金額如附表一所列) 作為保証租客遵守及履行此租約上租客所需遵守及履行的條款的按金。若租客在租期內並無干犯此合約內任何條款，則業主須於收回交吉的物業或一切租客欠款後 (以較遲者作準) 三十天內無息退還該保証金予租客。但若租客拖欠根據此合約需要支付的租金及/或其他款項超過七天 (無論有否以法律行動追討) 或若租客違反此合約內任何條款，業主可合法收回該物業而此租約將立被終止；業主可從保証金內扣除因租客違約而令業主所受的損失，而此項權利將不會影響業主因租客違約而可採取的其他合法行動的權利。

8. Provided the Tenant shall have paid the Rent and other outgoings on the days and in the manner herein provided and observe and perform the terms and conditions herein contained and on the Tenant's part to be observed and performed, the Tenant shall peacefully hold and enjoy the Premises during the Term without any interruption by the Landlord.
若租客按時清繳租金和雜費及沒有干犯此合約內任何條款，則業主不得在租約期內干擾租客享用該物業。

9. The Landlord shall keep and maintain the structural parts of the Premises including the main drains, pipes and cables in proper state of repair Provided that the Landlord's liability shall not be incurred unless and until written notice of any defect or want of repair has been given by the Tenant to the Landlord and the Landlord shall have failed to take reasonable steps to repair and remedy the same after the lapse of a reasonable time from the date of service of such notice.
業主須保養及適當維修該物業內各主要結構部分(包括主要的排污渠、喉管和電線)。唯業主須在收到租客的書面要求後才會有責任在合理時限內將有關損壞維修妥當。

10. The Landlord shall pay the Property tax payable in respect of the Premises.
業主負責繳付有關該物業的物業稅。

11. The Stamp Duty payable on this Agreement in duplicate shall be borne by the landlord and the Tenant in equal shares.
業主及租客各負責屬此合約一式兩份的印花稅一半費用。

12. The Landlord and the Tenant agree to be bound by the additional terms and conditions contained in Schedule II (if any).
業主及租客雙方同意遵守附表二內的附加條款(如有的話)。

13. If there is any conflict between the English version and the Chinese version in this Agreement, the English version shall prevail.
此合約內的英文文本與中文文本有差異時，將以英文文本為準。

Received the Security Deposit of HK$_ and first month rental by the Landlord:
業主收到租客所交的保証金港幣$ 174,480.00 及首月租金港幣$50,176.00

For and on behalf of
SIMONSON LIMITED
Authorized Signature(s)

Confirmed and Accepted all the terms and conditions contained herein by the Landlord:
業主確認及接受此合約內所有條款的約束:

For and on behalf of
SIMONSON LIMITED
Authorized Signature(s)

HKID/B. R. No. ( )
香港身份証/商業登記証號碼(34609012)

Received __ key(s) of the Premises by the Tenant:
租客接收業主所交屬該物業的鎖匙共__條:

Confirmed and Accepted all the terms and conditions contained herein by the Tenant:
租客確認及接受此合約內所有條款的[illegible]

For and on behalf of
WIN SECURITIES LIMITED
一盈證券有限公司
Authorized Signature(s)

HKID/B. R. No.
香港身份証/商業登記証號碼(66890413)

Ref. No./編號:

Schedule 1
附表一

The Premises 物業	:	Unit 201, 2/F, China Insurance Group Building , No.141 Des Voeux Road Central, No.73 Connaught Road Central & Nos.61-65 Gilman Street, Hong Kong.
The Landlord 業主	:	Simonson Limited Whose * address/registered office is situated at 其通訊地址 / 註冊地址為 Unit 4,G/F 26-38 Sha Tsui Road Thriving Industrial Centre. Tel. No./電話號碼 :62300940 Gary Lam
The Tenant 租客	:	I WIN SECURITIES LIMITED Whose * address/registered office is situated at 其通訊地址 / 註冊地址為 RM 1916 HONG KONG PLAZA 188 CONNAUGHT ROAD WEST HK Tel. No./電話號碼 :
Term 租期	:	From 01st March 2022 to 29th February 2024 (both days inclusive) 由 01-03-2022 至 29-02-2024 (包括首尾兩天)
Rent 租金	:	HK$ 50,176 per month 每月為港幣
Security Deposit 保証金	:	HK$174,480.00. (包括 3 個月租金,管理費及差餉) 港幣

Schedule 2
附表二

1. Purpose 用途

The Tenant shall not use or permit to be used the Premises or any part thereof for any purpose other than for **office** purpose only. [P.S.- Please select one item: e.g. residential / commercial / office / shop / industrial]. The permit gross area is about1,568 sq.ft.

租客除將該物業作 **辦公室** 用途外，不可將該物業或其任何部分作其他用途。[備註 – 請選一項:例如: 住宅 / 商業 / 辦公室 / 商店 / 工業] 。該單位建築面積約 1,568 呎。

2. Miscellaneous Payments 雜項費用

a) The Tenant shall be responsible for the following payments payable in respect of the Premises during the Term:-
租客在租期內負責下列費用:

*(a) Management Fee 管理費	: (at current rate) (per month) (subject to revision from time to time) : (每月以現時金額為準) (將會不時調整)
*(b) Air-Conditioning Charges 冷氣費	: (at current rate) (per month) (subject to revision from time to time) : (每月以現時金額為準) (將會不時調整)
*(c) Government Rates 差餉	: (subject to actual amount demanded by the Government) : (每季以政府實收者為準)
*(d) Government Rent 地租	: (subject to actual amount demanded by the Government) : (每季以政府實收者為準)

Ref. No./編號:

3. Rent Free Period 免租期

The Tenant shall be entitled to a rent free period from the <u>**1st March 2022 to 31st March 2022 & 1st March 2023 to 31st March 2023** (both days inclusive) provided that the Tenant shall be responsible for the charges of Government Rent, Government Rates, management</u> fees, water, electricity, gas, telephone and other outgoing payable in respect of Premises during such rent free period.

租客可享有 **2** 個月免租期 (由 **01-03-2022 至 31-03-2022 和 01-03-2023 至 31-03-2023**)(包括首尾兩天) 但租客仍需負責繳付免租期內一切地租、差餉、管理費、水、電、煤氣及電話費用及其他一切雜費支出。

4. Break Clause 退租權

Notwithstanding anything to the contrary hereinbefore contained, *the landlord / the tenant / either party shall be entitled to terminate this Agreement earlier than as herein provided by serving not less than **Two** months' written notice or by paying **Two** months' Rent in lieu to another party provided that this Agreement shall not be terminated earlier that a date which shall be [24)] months from the commencement date of Term (i.e., the Tenant shall rent the Premises for at least (. 24)months).

儘管與前文不符，業主 / 租客 / 任何一方不少於 2 個月的書面通知或 2 個月租金作代通知金提早解除此租約；唯此租約的終止日期不得早於由租期開始日計[(24)]月 (即租客最少要租用該物業 **24** 個月)。

5. Others 其他

- 租客不用還原原有裝修，但租客須保留完整裝修交還業主。

中國銀行(香港)有限公司
BANK OF CHINA (HONG KONG) LIMITED
上環分行：香港上環德輔道中244-248號東協商業大廈地下1-4號舖
Sheung Wan Branch
Shop 1-4, G/F, Tung Hip Comm'l Bldg., 244-248 Des Voeux Rd Central, Central, Hong Kong

15-Feb-22
日 DAY 月 MONTH 年 YEAR

祈付
PAY WK Property Agency 或 指 定 人 OR ORDER

港幣
H.K. DOLLARS THE SUM HK$232640 ONLY HK $ 232,640.00

I WIN SECURITIES LIMITED

For and on behalf of
1 WIN SECURITIES LIMITED
一 盈 證 券 有 限 公 司

Authorized Signature(s)

⑈100903⑈ 012⑉676⑆ 200242816⑈

WK Property Agency
永勤物業代理

Deposit

中国銀行(香港)有限公司
BANK OF CHINA (HONG KONG) LIMITED
上環分行：香港上環德輔道中244-248號東協商業大廈地下1-4號舖
Sheung Wan Branch
Shop 1-4, G/F, Tung Hip Comm'l Bldg., 244-248 Des Voeux Rd Central, Central, Hong Kong

15-Feb-22

日 DAY 月 MONTH 年 YEAR

祈付
PAY The Government of the HKSAR 或指定人 OR ORDER

港幣
H.K. DOLLARS THE SUM HK$1380 AND 50 CTS ONLY HK $ 1,380.50

I WIN SECURITIES LIMITED

For and on behalf of
1 WIN SECURITIES LIMITED
一盈證券有限公司

Authorized Signature(s)

⑈100902⑈ 012⑉676⑆ 2002428 1⑈

WK Property Agency 永勤物業代理 (I)

Stamp fee

稅務局
印花稅署
香港灣仔告士打道5號 稅務大樓3樓

電話號碼 Tel. No.: 2594 3201
傳真號碼 Fax No.: 2519 6740

INLAND REVENUE DEPARTMENT
STAMP OFFICE
3/F, Revenue Tower, 5 Gloucester Road,
Wan Chai, Hong Kong.
網址 Web site : www.ird.gov.hk
電郵 E-mail : taxsdo@ird.gov.hk

印花證明書 STAMP CERTIFICATE

此印花證明書是按《印花稅條例》發出，具有與傳統印花相等的法律地位
This stamp certificate is issued under the Stamp Duty Ordinance and has the same legal status as conventional stamp

(此證明書必須夾附於下列文書上，作為已加蓋印花的證明。This certificate must be attached to the instrument shown below as evidence of stamping.)

HONG KONG
$2756
STAMP DUTY PAID

文書編號 Instrument Ref. No.:	1-22-281917-0-0-3
文書性質 Nature of Instrument:	租約 Lease
文書簽立日期 Date of Instrument:	16/02/2022 (日 Day / 月 Month / 年 Year)
租金總額 Total Rent:	$1,103,872.00
年期 Term (如適用 If applicable):	由 From: 01/03/2022 至 To: 29/02/2024
物業地址 Property Address:	Unit 201,2/F, China Insurance Building , No.141 Des Voeux Road Central No.73 Connaught Road Central & Nos.61-65 Gilman Street Hon HK
有關人士姓名及身份 Name and capacity of parties:	**業主 Landlord(s):** (1) Simonson Limited **租客 Tenant(s):** (1) I Win Securities Limited

茲證明上述文書已加蓋印花 / 簽註如下:
This is to certify that the above instrument is stamped / endorsed as below:

印花證明書編號 Stamp Certificate No.	: 22-1-0547496-0
加蓋印花日期 Date of Stamping	: 17/02/2022 (日Day/月Month/年Year)
已付印花稅 Stamp Duty Paid	: $2,756.00
付款方式 Payment Method	:其他 Others

印花稅署署長 譚大鵬
TAM Tai-pang
Collector of Stamp Revenue

I.R.C.表格第 3511 號
I.R.C. 3511

你可於 www.gov.hk/estamping 核對此證明書的真確性
You may check the authenticity of this certificate at www.gov.hk/estamping

稅務局
印花稅署
香港灣仔告士打道5號 稅務大樓3樓

電話號碼 Tel. No.: 2594 3201
傳真號碼 Fax No.: 2519 6740

INLAND REVENUE DEPARTMENT
STAMP OFFICE
3/F, Revenue Tower, 5 Gloucester Road,
Wan Chai, Hong Kong.
網址 Web site : www.ird.gov.hk
電郵 E-mail : taxsdo@ird.gov.hk

印花證明書 STAMP CERTIFICATE

此印花證明書是按《印花稅條例》發出，具有與傳統印花相等的法律地位
This stamp certificate is issued under the Stamp Duty Ordinance and has the same legal status as conventional stamp

(此證明書必須夾附於下列文書上，作為已加蓋印花的證明。This certificate must be attached to the instrument shown below as evidence of stamping.)

HONG KONG
$5
STAMP DUTY PAID
印花 香港 稅務 局

文書編號 Instrument Ref. No.:	1-22-281917-0-1-0
文書性質 Nature of Instrument:	租約 Lease
文書簽立日期 Date of Instrument:	16/02/2022 (日 Day / 月 Month / 年 Year)
租金總額 Total Rent:	$1,103,872.00
年期 Term (如適用 If applicable):	由 From: 01/03/2022 至 To: 29/02/2024
物業地址 Property Address:	Unit 201,2/F, China Insurance Building , No.141 Des Voeux Road Central No.73 Connaught Road Central & Nos.61-65 Gilman Street Hon HK
有關人士姓名及身份 Name and capacity of parties:	**業主 Landlord(s):** (1) Simonson Limited **租客 Tenant(s):** (1) I Win Securities Limited

茲證明上述文書已加蓋印花 / 簽註如下:
This is to certify that the above instrument is stamped / endorsed as below:

印花證明書編號 Stamp Certificate No.	: 22-1-0547497-3
加蓋印花日期 Date of Stamping	: 17/02/2022 (日Day/月Month/年Year)
已付印花稅 Stamp Duty Paid	: $5.00
付款方式 Payment Method	:其他 Others
簽註/表明 Endorsement / Denotation:	

- 複本或對應本：文書正本已加蓋印花
  Duplicate or Counterpart; Original stamped with:
  $2,756.00

印花稅署署長 譚大鵬
TAM Tai-pang
Collector of Stamp Revenue

I.R.C.表格第 3511 號
I.R.C. 3511

你可於 www.gov.hk/estamping 核對此證明書的真確性
You may check the authenticity of this certificate at www.gov.hk/estamping